SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): November 29, 2007


                Banc of America Commercial Mortgage Trust 2007-4
                ------------------------------------------------
                         (Exact name of issuing entity)


                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)


                    Banc of America Commercial Mortgage Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


      North Carolina                  333-130755               56-1950039
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(State or other jurisdiction    (Commission File Number     (I.R.S. Employer
   of incorporation of            of issuing entity)         Identification
        Registrant)                                         No. of Registrant)


214 North Tryon Street, NC1-027-22-03 Charlotte, North Carolina     28255
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(Address of principal executive offices of Registrant)            (Zip Code)


Registrant's telephone number, including area code:  (704) 386-8509
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

            Attached as Exhibit 4 is the pooling and servicing agreement, dated as of November 1, 2007 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, National Association, as master servicer, Midland Loan Services, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and REMIC administrator. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4 (the "Certificates"), including the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-1A, Class A-M and Class A-J Certificates (the "Publicly Offered Certificates"), which were issued on November 20, 2007 with an aggregate principal balance as of November 1, 2007 of $1,963,545,000.

            Attached as Exhibit 1 is the Underwriting Agreement, dated November 9, 2007, among Banc of America Securities LLC, Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, as underwriters (collectively, the "Underwriters"), and the Company pursuant to which the Publicly Offered Certificates were sold to by the Underwriters.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99.1 is the Mortgage Loan Purchase and Sale Agreement dated as of November 1, 2007, by and between Bank of America, National Association ("Bank of America") and the Company (the "Bank of America Mortgage Loan Purchase and Sale Agreement").

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Shell Company Transactions - Not Applicable

(d)  Exhibits

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Item 601(a) of
Regulation S-K
Exhibit No.         Description
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(1)                 Underwriting Agreement, dated November 9, 2007, among Banc of America Securities LLC, Lehman Brothers Inc. and Morgan
                    Stanley & Co. Incorporated.
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(4)                 Pooling and Servicing Agreement, dated as of November 1,
                    2007, among Banc of America Commercial Mortgage Inc., as
                    depositor, Bank of America, National Association, as master servicer, Midland Loan Services, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and REMIC
                    administrator.
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(8)                 Opinion of Cadwalader, Wickersham & Taft LLP, dated as of
                    November 20, 2007, relating certain and tax matters.
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(99.1)              Mortgage Loan Purchase and Sale Agreement, dated as of
                    November 1, 2007, between Banc of America Commercial
                    Mortgage Inc. and Bank of America, National Association.
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                            [SIGNATURE PAGE FOLLOWS]


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                BANC OF AMERICA COMMERCIAL
                                                  MORTGAGE INC.


                                                By:  /s/    John S. Palmer
                                                    ----------------------------
                                                     Name:  John S. Palmer
                                                     Title:  Vice President

Date:  November 29, 2007

                                  Exhibit Index
                                  -------------


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Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.        Description                                    Electronic (E)
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1                  Underwriting Agreement                         E
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4                  Pooling and Servicing Agreement                E
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8                  Opinion of Cadwalader, Wickersham & Taft       E
                   LLP, dated as of November 20, 2007,
                   relating to certain tax matters
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99.1               Bank of America Mortgage Loan Purchase         E
                   and Sale Agreement
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